SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2002

NETMANAGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-22158 (Commission File Number)	77-0252226 (IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA (Address of principal executive offices)	95014 (Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report

ITEM 5. Other Events

On September 23, 2002 we filed a press release announcing that on September 18, 2002 we received a letter from The Nasdaq Stock Market, Inc. confirming that the Company has met the minimum bid price requirements and stating that the Company’s securities will continue to be listed on the Nasdaq National Market. Continued listing is subject to the Company filing its Form 10-Q for the period ending June 30, 2002 and all amended public reports required to be filed with the Securities and Exchange Commission and Nasdaq on or before November 1, 2002 and otherwise continuing to comply with all other continued listing requirements of The Nasdaq National Market. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements and pro forma financial information

NONE

(b)	Exhibit	Description

	99.1	Press Release of NetManage, Inc. dated September 23, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By:	/s/ Michael R. Peckham

Michael R. Peckham Senior Vice President and Chief Financial Officer

Date: September 30, 2002

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of NetManage, Inc. dated September 23, 2002